Exhibit 99.1
                                 ------------
             CSC Computational Materials dated September 20, 2005.

                                                                  Exhibit 99.1


[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------



                              ABS New Transaction


                            Computational Materials
                            -----------------------

                               $[1,771,875,000]
                                 (Approximate)

                                  CWHEQ, Inc.
                                   Depositor

                    CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                 Series 2005-G

                    Revolving Home Equity Loan Asset Backed
                             Notes, Series 2005-G




                          [LOGO OMITTED] Countrywide
                                  HOME LOANS
                          Sponsor and Master Servicer

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------


The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------


                                                  Prepared: September 20, 2005


                        $[1,771,875,000] (Approximate)

                Revolving Home Equity Loan Trust, Series 2005-G

         REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2005-G
         ------------------------------------------------------------



==================================================================================================================================
Class              Approximate          Note Rate        WAL               Payment Window         Last Scheduled       Expected
                    Amount (1)                         (Years)          (Months) Call/Mat (2)      Payment Date         Rating
                                                     Call/Mat (2)                                                    (S&P/Moody's)

 1-A              $[846,450,000]        LIBOR +     [2.21] / [2.38]     [1 - 66] / [1 - 134]        [Aug 2030]         AAA / Aaa
                                       [0.23](3)
----------------------------------------------------------------------------------------------------------------------------------
 2-A              $[925,425,000]                                         Not Offered Herein

----------------------------------------------------------------------------------------------------------------------------------

Total            $[1,771,875,000]
==================================================================================================================================



(1)  Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40.00% CPR and a 10.00% draw rate, with respect to the Mortgage Loans and a settlement date of September 30, 2005.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net WAC, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------


Transaction Participants
------------------------

Underwriter:                     Countrywide Securities Corporation (Lead Manager).

Originators:                     Countrywide Bank, N.A. (formerly Treasury Bank, N.A.) ("Countrywide Bank") and
                                 Countrywide Home Loans, Inc.

Sponsor and Master Servicer:     Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                       CWHEQ, Inc. (a limited purpose finance subsidiary of Countrywide Financial
                                 Corporation).

Custodian:                       Treasury Bank, a division of Countrywide Bank, N.A. (an affiliate of the Sponsor and
                                 Master Servicer).

Note Insurer:                    Financial Guaranty Insurance Company ("FGIC").

Indenture Trustee:               JP Morgan Chase Bank, National Association.

Owner Trustee:                   Wilmington Trust Company.

Relevant Dates
--------------

Expected Closing Date:           September 30, 2005.

Expected Settlement Date:        September 30, 2005.

Cut-off Date:                    September 23, 2005.

Interest Period:                 Except with respect to the first Payment Date, the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous
                                 Payment Date and ending on the day prior to such Payment Date.  For the first Payment, the Notes will accrue interest from the Closing Date through November 14, 2005.

Payment Date:                    The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing November 15, 2005.


Collection Period:               With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of October 2005.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                  The Mortgage Loans were originated by the originators and will be transferred prior to the Closing Date by Countrywide Bank to the Sponsor. On the Closing Date, the Mortgage
                                 Loans will be transferred by the Sponsor to the Depositor and by the Depositor to the
                                 Trust. The Trust will consist of two groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements (the "Group 1 Mortgage Loans", "Group 2 Mortgage Loans", and each, a "Loan
                                 Group"). The Group 1 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The Group 2 Mortgage Loans will be secured by



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------


                                 second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate. The original principal balance of each class of Notes will exceed the aggregate Cut-off
                                 Date principal balance of the Mortgage Loans in the related Loan Group transferred to the Trust on the closing date.

                                 The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date Balance of at least $1.750 billion (subject to a variance of +/- 10%). The information presented in these Computational Materials for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of September 9, 2005. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.

HELOC Amortization:              The Mortgage Loans are adjustable rate, home equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10) or twenty (20) year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. Approximately 0.06% of the Group 1
                                 Mortgage Loans and approximately 0.10% of the Group 2 Mortgage Loans in the statistical pool, respectively, require a balloon repayment at the end of the Draw Period.
                                 Approximately 2.73% of the Group 1 Mortgage Loans and approximately 9.82% of the Group
                                 2 Mortgage Loans in the statistical pool, respectively, will have underlying senior mortgages which are negative amortization loans.

Cut-off Date Balance:            The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.

The Notes
---------

Description
of the Notes:                    The Class 1-A (which is not offered herein) and Class 2-A Notes (together, the "Notes")
                                 will be issued by CWHEQ Revolving Home Equity Loan Trust, Series 2005-G (the "Trust").
                                 As of the Closing Date, the aggregate principal balance of both classes of the Notes will be $[1,771,875,000] (subject to a permitted variance of +/- 10%).

Federal Tax Status:              It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration:                    The Notes will be available in book-entry form through DTC, Clearstream and the Euroclear
                                 System.

Note Rate:                       Except as noted below, each class of Notes will accrue interest during each Interest
                                 Accrual Period at a rate equal to the least of: (a) one-month LIBOR, plus [0.23]%, (b)
                                 the Net WAC of the Mortgage Loans in the related Loan Group, and (c) 16.00%. With respect to the initial Interest Accrual Period only, the rate calculated in clause (a)
                                 above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month
                                 LIBOR as benchmarks).


Net WAC:                         The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan
                                 Group during the


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------




                                 related billing cycle for the Collection Period relating to the Payment Date, net of the Expense Fee Rate.

Expense Fee Rate:                For any Payment Date, the "Expense Fee Rate" shall be an amount equal to the sum of (i)
                                 the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is the Note principal balance of the applicable class of Notes and the denominator of which is the related Loan Group Balance, and (iii) commencing with the Payment Date in November 2006, the Note Insurer Carve-out Rate. The "Note Insurer
                                 Carve-out Rate" for any given Payment Date on and after the November 2006 Payment Date shall be 0.50%.

Basis Risk Carryforward:         On any Payment Date the "Basis Risk Carryforward" for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such
                                 Notes during the related Interest Accrual Period without giving effect to the related
                                 Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk Carryforward remaining unpaid from prior Payment
                                 Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis Risk Carryforward will be paid to the related class of Notes to the extent funds are available from the Mortgage Loans in the related Loan
                                 Group as set forth in "Group 1 Distributions of Interest" or "Group 2 Distributions of
                                 Interest" (as applicable), below.

Group 1
Distributions of Interest:       Investor interest collections related to the Group 1 Mortgage Loans are to be applied in the following order of priority:

                                 1.   Note insurance policy premium of the Note Insurer with respect to the Group 1
                                      Mortgage Loans;
                                 2.   Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                 3.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date;
                                 4.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                                 5.   To the Class 2-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis
                                      Risk Carryforward), that remains unpaid after taking into account the payments of
                                      Investor Interest Collections from the Group 2 Mortgage Loans;
                                 6.   Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                                 7.   Paydown of the Class 1-A Notes to create and maintain the required level of overcollateralization;
                                 8.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date, to the extent not covered by Investor
                                      Interest Collections related to the Group 2 Mortgage Loans;
                                 9.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates, to the extent not covered by
                                      Investor Interest Collections related to the Group 2 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);
                                 10.  Payment of any other amounts owed to the Note Insurer with respect to the Group 1
                                      Mortgage Loans;


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------




                                 11.  Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class
                                      1-A Notes;
                                 12.  Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 2
                                      Mortgage Loans;
                                 13.  Basis Risk Carryforward related to the Class 1-A Notes; and
                                 14.  Any excess cash flow to the holder of the Transferor Interest.

                                 In the circumstances described in the prospectus supplement, Investor Loss Amounts for a
                                 Class of Notes may be funded or absorbed by the Allocated Transferor Interest and
                                 Subordinated Transferor Collections for the unrelated Loan Group.

Group 2
Distributions of Interest:       Investor interest collections related to the Group 2 Mortgage Loans are to be applied in the following order of priority:

                                 1.   Note insurance policy premium of the Note Insurer with respect to the Group 2
                                      Mortgage Loans;
                                 2.   Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                 3.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date;
                                 4.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                                 5.   To the Class 1-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis
                                      Risk Carryforward), that remains unpaid after taking into account the payments of
                                      Investor Interest Collections from the Group 1 Mortgage Loans;
                                 6.   Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                                 7.   Paydown of the Class 2-A Notes to create and maintain the required level of overcollateralization;
                                 8.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date, to the extent not covered by Investor
                                      Interest Collections related to the Group 1 Mortgage Loans;
                                 9.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates, to the extent not covered by
                                      Investor Interest Collections related to the Group 1 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture) ;
                                 10.  Payment of any other amounts owed to the Note Insurer with respect to the Group 2
                                      Mortgage Loans;
                                 11.  Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class
                                      2-A Notes;
                                 12.  Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 1
                                      Mortgage Loans;
                                 13.  Basis Risk Carryforward related to the Class 2-A Notes; and
                                 14.  Any excess cash flow to the holder of the Transferor Interest.


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------




                                 In the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor Interest and
                                 Subordinated Transferor Collections for the unrelated Loan Group.

Distributions of Principal:      Collections of principal related to the Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:

                                 1.   During the Managed Amortization Period (as described below), the amount of principal payable to the holders of a class of Notes for each Payment Date will equal, to the extent funds are available from the related Loan Group, the lesser of (a) the product of (i) the Investor Fixed Allocation Percentage (as defined below) for those Notes, and (ii) principal collections from the related Loan Group relating to such Payment Date (such product, the "Maximum Principal Payment"), and
                                      (b) principal collections from the related Loan Group for the related Payment Date less the sum of additional balances created from new draws on the Mortgage Loans in that Loan Group during the related Collection Period (but not less than zero).
                                      The amount of principal payable to the holders of a class of Notes for each
                                      Payment Date shall be reduced by the dollar amount of any Excess
                                      Overcollateralization Amount (as defined in the Indenture) for that Loan Group for the related Payment Date.

                                      The "Managed Amortization Period" for each class of Notes shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in October 2010.

                                      The "Investor Fixed Allocation Percentage" for any Payment Date and each Class of Notes will be calculated as follows: (i) on any date on which the related Allocated
                                      Transferor Interest is less than the related Required Transferor Subordinated Amount,
                                      100%, and (ii) on any date on which the related Allocated Transferor Interest equals or exceeds the related Required Transferor Subordinated Amount, [98.15]%.

                                 2.   After the Managed Amortization Period, the amount of principal payable to the holders of each class of Notes on a payment date will be equal to the related
                                      Maximum Principal Payment minus the Excess Overcollateralization Amount.

Optional Termination:            The Notes may be retired as a result of the owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:              The Trust will include the following mechanisms, each of which is intended to provide credit support for the Notes:

                                 1.   Excess Interest Collections. For any Loan Group, its Excess Interest Collections
                                      are the related investor interest collections minus the sum of (a) the interest paid to the related class of Notes, (b) the servicing fee retained by the Master
                                      Servicer for the Mortgage Loans in that Loan Group, and (c) the premium paid to the Note Insurer allocable to that Loan Group. Investor Interest Collections from a Loan Group will be available to cover losses on the Mortgage Loans in the related Loan Group first and then, if necessary, in the unrelated Loan Group.


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------




                                 2.   Limited Subordination of Transferor Interest (Overcollateralization). A portion of the Allocated Transferor Interest related to each Loan Group will be available to provide limited protection against Investor Loss Amounts in such Loan Group (as defined below) up to the Available Transferor Subordinated Amount for such Loan
                                      Group and then, if necessary for the unrelated Loan Group. The "Available
                                      Transferor Subordinated Amount" for each Loan Group is, for any Payment Date, the lesser of the related Allocated Transferor Interest and the related Required
                                      Transferor Subordinated Amount. The "Allocated Transferor Interest" for any
                                      Payment Date, will equal (a) the related Loan Group Balance of the related Loan
                                      Group at the last day of the related Collection Period and any amounts otherwise payable on the Transferor Interest but retained in the Payment Account, minus (b)
                                      the Note Principal Balance of the class of Notes related to that Loan Group (after giving effect to the payment of all amounts actually paid on that class of Notes on that Payment Date). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor Subordinated
                                      Amount" for each Loan Group will be (i) prior to the date on which the step-down occurs, (x) [1.85]% of the Cut- off Date Balance of the related Mortgage Loans plus (y) the OC Deficiency Amount of the unrelated Loan Group and (ii) on or after the date on which the step-down occurs and so long as a trigger event is not in effect, (x) [3.70]% of the then current unpaid principal balance of the related
                                      Loan Group (subject to a floor equal to 0.50% of the Cut-off Date Balance of the related Loan Group) plus (y) the OC Deficiency Amount of the unrelated Loan Group.
                                      The Allocated Transferor Interest for each Loan Group will be less than zero on the Closing Date. The term "OC Deficiency Amount" shall have the meaning assigned to it in the Indenture, and shall generally be equal to the amount by which a class of Notes is required to be paid down to achieve its overcollateralization target.

                                      The initial aggregate principal balance of each class of Notes will exceed the aggregate Cut- off Date principal balance of the Mortgage Loans in the related Loan
                                      Group transferred to the issuer on the closing date. This excess represents an undercollateralization of approximately [1.25]% of the original principal balance of each class of Notes.

                                 3.   Surety Wrap. The Note Insurer will issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes. The policy does not cover payment of Basis Risk
                                      Carryforward.

Investor Loss Amounts:           With respect to any Payment Date and each Class of Notes, the amount equal to the product of (a) the applicable Investor Floating Allocation Percentage (as defined below) for such Payment Date and such Class of Notes, and (b) the aggregate of the
                                 Liquidation Loss Amounts for such Payment Date from Mortgage Loans in the relevant Loan
                                 Group. The "Investor Floating Allocation Percentage," for any Payment Date and each
                                 Loan Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note Principal Balance and the denominator of which is the Loan Group Balance of the related Mortgage Loans at the beginning of the related Collection Period. The
                                 "Loan Group Balance" for each Loan Group and any Payment Date is the aggregate of the principal balances of the related Mortgage Loans as of the last day of the related
                                 Collection Period (as may be adjusted by Loss Utilization Amounts as described in the indenture). "Liquidation Loss Amounts" for any liquidated Mortgage Loan and any Payment
                                 Date is the unrecovered principal balance of such Mortgage Loan at the end of the
                                 Collection Period in which such Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:               Subject to the considerations in the prospectus supplement, the Notes are expected to be eligible for purchase by certain ERISA plans. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the
                                 Notes.


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------




SMMEA Treatment:                 The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

                                   [Collateral Tables and Discount Margin Tables to follow]


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------



                                               Discount Margin Tables (%)

  Class 1-A (To Call) (1)
--------------------------------------------------------------------------------------------------------------------
            CPR                        22%         25%         35%        40%         45%         50%         52%
--------------------------------------------------------------------------------------------------------------------
        DM @ 100-00                     [23]        [23]        [23]        [23]        [23]        [23]        [23]
--------------------------------------------------------------------------------------------------------------------
          WAL (yr)                    [4.96]      [4.24]      [2.68]      [2.21]      [1.85]      [1.57]      [1.47]
--------------------------------------------------------------------------------------------------------------------
         MDUR (yr)                    [4.28]      [3.72]      [2.45]      [2.05]      [1.74]      [1.48]      [1.40]
--------------------------------------------------------------------------------------------------------------------
      Principal Window
         Beginning                   [Nov05]     [Nov05]     [Nov05]     [Nov05]     [Nov05]     [Nov05]     [Nov05]
--------------------------------------------------------------------------------------------------------------------
      Principal Window
            End                      [Jul16]     [May15]     [Apr12]     [Apr11]     [Jun10]     [Sep09]     [Jun09]
--------------------------------------------------------------------------------------------------------------------
     (1) Based on a 10% draw rate.


 Class 1-A (To Maturity) (1)
--------------------------------------------------------------------------------------------------------------------
            CPR                          22%         25%         35%         40%         45%         50%         52%
--------------------------------------------------------------------------------------------------------------------
        DM @ 100-00                     [23]        [23]        [23]        [23]        [23]        [23]        [23]
--------------------------------------------------------------------------------------------------------------------
          WAL (yr)                    [5.21]      [4.47]      [2.88]      [2.38]      [2.00]      [1.70]      [1.60]
--------------------------------------------------------------------------------------------------------------------
         MDUR (yr)                    [4.43]      [3.86]      [2.59]      [2.18]      [1.85]      [1.59]      [1.50]
--------------------------------------------------------------------------------------------------------------------
      Principal Window
         Beginning                   [Nov05]     [Nov05]     [Nov05]     [Nov05]     [Nov05]     [Nov05]     [Nov05]
--------------------------------------------------------------------------------------------------------------------
      Principal Window
            End                      [Dec24]     [Apr23]     [Sep18]     [Dec16]     [Jul15]     [Apr14]     [Oct13]
--------------------------------------------------------------------------------------------------------------------
     (1) Based on a 10% draw rate.


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 1
------------------------------------------------------------------------------


                                 $806,378,695

                Summary of Loans in Statistic Calculation Pool
                           (As of Calculation Date)



                                                                                       Range
                                                                                       -----

Aggregate Principal Balance                                   $806,378,695

Aggregate Credit Limit                                        $919,519,592

WA Coupon (Gross)                                                   7.842%        3.750% to 13.750%

WA Margin (Gross)                                                   1.583%       -0.990% to 7.250%

WA Maximum Rate                                                    17.888%        6.000% to 24.000%

Average Principal Balance                                          $39,463        $1,000 to $198,117

Average Credit Limit                                               $44,999        $5,800 to $200,000

WA Remaining Term To Scheduled Maturity (months)                       291            75 to 359

WA Combined Loan-to-Value Ratio                                     83.01%        15.39% to 100.00%

AVG Credit Utilization Rate                                         90.04%         0.80% to 100.00%

Origination Period                                                             1/26/2001 to 8/31/2005

Secured by (% of pool)           1st Liens                           0.00%

                                 2nd Liens                         100.00%

WA Months to First Roll                                               1.09

WA FICO                                                                720

WA Second Mortgage Ratio                                            26.66%         2.34% to 99.90%






--------------------------------------------------------------------------------------------------------------------
 Top 5 States        Top 5 Prop           Doc Types           Top 5 Appr          Occ Codes         Delinq Status
 ------------        ----------           ---------           ----------          ---------         -------------

CA      25.65%    SFR       75.52%    STREAML    31.06%   1004U        41.56%   OO     96.04%     Current    100.00%

FL       5.30%    PUD       14.45%    ALT        25.96%   PRPVALU      34.63%   INV     2.50%

WA       4.03%    CND        7.48%    REDUCED    17.04%   2055I         7.29%   2H      1.46%

CO       3.97%    2-4U       2.17%    FULL       14.84%   1073C         5.54%

NJ       3.94%    CNDP       0.38%    SUPERST    11.09%   2055E         4.72%



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-1

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 1
------------------------------------------------------------------------------



                                                           $806,378,695

----------------------------------------------------------------------------------------------------------------------------------
                                                           Loan Programs
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
HELOC 10YDR/20YRP               $3,826,918      90     0.47     $42,521     7.419   353.45    706         86.4
HELOC 5YDR/5YRP                   $296,956       8     0.04     $37,119     7.503    95.66    716         87.9
HELOC 5YDR/10YRP                   $54,204       2     0.01     $27,102     9.061   153.57    728         95.4
HELOC 10YDR/15YRP             $801,276,001  20,313    99.37     $39,446     7.844   290.48    720         83.0
HELOC 15YDR/0YRP                  $500,865      10     0.06     $50,087     7.618   166.17    736         75.1
HELOC 15YDR/10YRP                 $423,750      11     0.05     $38,523     7.750   277.44    713         72.0
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434   100.00     $39,463     7.842   290.62    720         83.0
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                        Principal Balances
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00              $2,639,685     402     0.33      $6,566     7.768   288.98    735         71.6
$10,000.01 - $20,000.00        $13,593,599     872     1.69     $15,589     7.629   288.16    728         71.9
$20,000.01 - $30,000.00       $179,776,839   6,999    22.29     $25,686     8.042   289.45    721         84.8
$30,000.01 - $40,000.00       $174,758,602   5,014    21.67     $34,854     7.978   290.04    721         83.9
$40,000.01 - $50,000.00       $124,300,758   2,720    15.41     $45,699     7.647   290.66    720         80.7
$50,000.01 - $60,000.00        $91,216,517   1,648    11.31     $55,350     7.956   291.97    718         85.5
$60,000.01 - $70,000.00        $82,766,150   1,269    10.26     $65,222     8.019   292.49    721         87.7
$70,000.01 - $80,000.00        $44,402,475     595     5.51     $74,626     7.586   290.82    716         81.0
$80,000.01 - $90,000.00        $24,313,271     285     3.02     $85,310     7.422   292.03    718         80.8
$90,000.01 - $100,000.00       $36,467,547     376     4.52     $96,988     7.447   290.77    715         75.6
$100,000.01 - $125,000.00      $15,550,171     139     1.93    $111,872     7.177   291.12    721         75.2
$125,000.01 - $150,000.00      $12,936,919      93     1.60    $139,107     7.217   290.60    722         77.7
$150,000.01 - $175,000.00       $3,280,047      20     0.41    $164,002     7.021   291.80    734         77.1
$175,000.01 - $200,000.00         $376,117       2     0.05    $188,059     6.941   296.53    747         65.9
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434   100.00     $39,463     7.842   290.62    720         83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          Mortgage Rates
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                  $27,514,558     650     3.41     $42,330     3.990   299.99    710         78.5
4.001 - 4.500                     $432,468      11     0.05     $39,315     4.423   295.07    718         85.6
4.501 - 5.000                   $7,552,593     166     0.94     $45,498     4.979   298.12    717         91.0
5.001 - 5.500                   $6,254,851     134     0.78     $46,678     5.252   299.32    715         91.1
5.501 - 6.000                   $1,813,714      46     0.22     $39,429     5.974   299.11    727         92.2
6.001 - 6.500                 $133,791,598   3,282    16.59     $40,765     6.479   289.04    746         69.8
6.501 - 7.000                 $138,112,693   3,295    17.13     $41,916     6.894   288.97    718         74.5
7.001 - 7.500                  $47,530,008     992     5.89     $47,913     7.366   292.45    717         82.1
7.501 - 8.000                  $52,473,537   1,411     6.51     $37,189     7.784   289.59    708         76.3
8.001 - 8.500                 $121,023,115   3,398    15.01     $35,616     8.357   287.76    732         87.6
8.501 - 9.000                 $133,540,499   3,548    16.56     $37,638     8.870   290.52    720         92.7
9.001 - 9.500                  $46,398,022   1,171     5.75     $39,623     9.358   292.85    691         90.3
9.501 - 10.000                 $60,461,021   1,556     7.50     $38,857     9.961   293.21    698         96.8
10.001 - 10.500                $11,673,477     313     1.45     $37,295    10.288   293.44    705         93.1
10.501 - 11.000                 $8,836,879     222     1.10     $39,806    10.876   294.48    684         94.2



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-2

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 1
------------------------------------------------------------------------------




                                                           $806,378,695

----------------------------------------------------------------------------------------------------------------------------------
                                                          Mortgage Rates
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                 $4,645,313     137     0.58     $33,907    11.264   296.03    674        93.4
11.501 - 12.000                 $3,165,963      72     0.39     $43,972    11.869   295.57    670        94.6
12.001 - 12.500                   $877,387      24     0.11     $36,558    12.259   296.91    674        95.1
12.501 - 13.000                   $194,800       4     0.02     $48,700    12.818   299.15    645        92.4
> 13.000                           $86,200       2     0.01     $43,100    13.640   296.57    654        92.9
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Months Remaining to Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
73 - 84                            $24,881       1     0.00     $24,881     9.875    75.00    663        91.1
85 - 96                           $103,111       3     0.01     $34,370     6.560    93.16    706        77.6
97 - 108                          $168,965       4     0.02     $42,241     7.729   100.22    729        93.8
133 - 144                          $38,334       1     0.00     $38,334     7.500   133.00    755        79.5
145 - 156                          $24,890       1     0.00     $24,890     8.250   146.00    764        90.0
157 - 168                         $256,030       5     0.03     $51,206     7.019   162.46    749        61.5
169 - 180                         $235,816       5     0.03     $47,163     8.553   174.82    713        92.2
241 - 252                       $1,708,781      43     0.21     $39,739     7.523   250.53    723        76.7
253 - 264                       $6,473,644     175     0.80     $36,992     7.398   258.21    732        71.9
265 - 276                      $66,507,709   1,866     8.25     $35,642     7.610   272.10    734        78.4
277 - 288                     $215,745,777   5,765    26.75     $37,423     7.947   284.09    726        82.2
289 - 300                     $511,263,841  12,475    63.40     $40,983     7.838   296.10    715        84.1
349 - 360                       $3,826,918      90     0.47     $42,521     7.419   353.45    706        86.4
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Combined Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                     $100,000       1     0.01    $100,000     6.500   298.00    671        15.4
30.01 - 40.00                  $10,719,769     292     1.33     $36,712     6.639   288.60    742        36.0
40.01 - 50.00                  $22,271,526     584     2.76     $38,136     6.769   287.97    735        45.3
50.01 - 60.00                  $38,917,231     970     4.83     $40,121     6.707   288.33    732        55.4
60.01 - 70.00                 $104,621,417   2,542    12.97     $41,157     6.727   289.56    726        66.9
70.01 - 80.00                 $145,115,578   3,502    18.00     $41,438     7.127   289.33    716        77.9
80.01 - 90.00                 $264,706,017   7,236    32.83     $36,582     8.291   289.96    716        88.7
90.01 - 100.00                $219,927,156   5,307    27.27     $41,441     8.672   293.53    719        98.2
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
AK                              $3,756,899      73     0.47     $51,464     7.817   293.91    720        83.4
AL                              $8,762,521     261     1.09     $33,573     8.110   290.82    723        88.3



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-3

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 1
------------------------------------------------------------------------------




                                                           $806,378,695

----------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
AR                                 $25,000       1    0.00      $25,000    10.000   299.00    696       100.0
AZ                             $26,887,080     644    3.33      $41,750     7.612   292.89    720        84.5
CA                            $206,823,461   5,301   25.65      $39,016     7.725   289.78    721        78.0
CO                             $32,037,070     778    3.97      $41,179     7.817   288.09    727        85.4
CT                             $12,348,967     291    1.53      $42,436     7.824   290.73    718        81.3
DC                              $1,865,302      41    0.23      $45,495     8.133   289.50    716        76.3
DE                              $1,903,314      51    0.24      $37,320     7.976   291.54    705        84.6
FL                             $42,711,313   1,061    5.30      $40,256     7.829   291.84    715        83.2
GA                             $20,502,980     543    2.54      $37,759     8.057   290.30    718        90.3
HI                             $10,932,462     186    1.36      $58,777     7.718   291.40    719        78.3
IA                              $3,630,809     120    0.45      $30,257     8.315   291.36    724        90.4
ID                              $7,364,694     208    0.91      $35,407     8.045   289.79    726        85.6
IL                             $27,967,662     690    3.47      $40,533     7.841   290.69    720        86.1
IN                             $10,021,245     306    1.24      $32,749     8.121   291.11    715        90.5
KS                              $5,618,583     176    0.70      $31,924     8.077   290.04    725        88.2
KY                              $8,070,787     225    1.00      $35,870     8.058   290.25    721        88.8
LA                              $4,053,222     114    0.50      $35,555     8.011   287.24    707        83.5
MA                             $25,254,784     570    3.13      $44,307     7.841   291.24    718        81.5
MD                             $21,461,382     470    2.66      $45,663     7.595   292.39    720        81.9
ME                              $3,753,921      96    0.47      $39,103     7.680   290.15    725        80.3
MI                             $27,347,825     750    3.39      $36,464     7.897   292.36    718        86.1
MN                             $14,261,649     358    1.77      $39,837     7.828   288.82    722        82.6
MO                             $12,128,060     360    1.50      $33,689     8.066   289.76    718        87.1
MS                              $2,086,700      72    0.26      $28,982     8.563   291.74    708        89.9
MT                              $2,009,078      52    0.25      $38,636     7.844   286.38    717        77.3
NC                             $11,621,455     329    1.44      $35,324     8.027   289.66    720        89.7
ND                                $671,546      22    0.08      $30,525     8.052   288.23    723        88.3
NE                              $1,314,067      38    0.16      $34,581     7.871   294.26    714        84.9
NH                              $4,986,574     115    0.62      $43,362     7.729   290.68    713        82.8
NJ                             $31,770,714     697    3.94      $45,582     7.890   291.83    716        81.5
NM                              $5,151,516     124    0.64      $41,544     7.960   289.76    723        80.1
NV                             $14,517,256     321    1.80      $45,225     7.900   288.26    721        82.4
NY                             $15,624,788     351    1.94      $44,515     7.663   291.54    718        78.4
OH                             $20,384,691     615    2.53      $33,146     8.125   291.03    724        88.7
OK                              $5,398,176     166    0.67      $32,519     8.291   290.60    716        86.8
OR                             $15,829,314     407    1.96      $38,893     7.818   290.93    722        84.6
PA                             $24,107,755     646    2.99      $37,319     7.774   292.10    716        83.6
RI                              $3,352,174      79    0.42      $42,433     7.639   291.71    720        79.4
SC                              $4,179,755     113    0.52      $36,989     7.894   292.78    711        84.4
SD                                $639,421      19    0.08      $33,654     7.874   290.85    717        84.0
TN                             $10,884,800     329    1.35      $33,084     7.896   290.50    718        90.1
TX                              $3,139,417      84    0.39      $37,374     7.932   295.43    725        84.2
UT                             $11,048,662     297    1.37      $37,201     8.031   289.87    724        87.3
VA                             $26,837,961     599    3.33      $44,805     7.930   292.40    720        85.0
VT                                $699,728      15    0.09      $46,649     6.911   295.00    724        73.9
WA                             $32,522,218     780    4.03      $41,695     7.896   290.79    724        86.8
WI                             $14,545,484     395    1.80      $36,824     7.979   290.89    721        85.8
WV                              $1,804,254      52    0.22      $34,697     7.988   262.31    707        87.4
WY                              $1,760,203      43    0.22      $40,935     7.816   288.89    715        82.6



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-4

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 1
------------------------------------------------------------------------------




                                                           $806,378,695

----------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434  100.00      $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                            FICO Ranges
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
841 - 850                          $31,978       1    0.00      $31,978     6.500   283.00    842        67.5
821 - 840                       $2,185,151      63    0.27      $34,685     7.071   288.53    827        66.6
801 - 820                      $18,140,339     458    2.25      $39,608     7.221   289.72    808        75.8
781 - 800                      $54,595,786   1,421    6.77      $38,421     7.389   289.04    789        79.1
761 - 780                      $85,980,025   2,259   10.66      $38,061     7.530   289.36    770        80.8
741 - 760                     $108,257,582   2,818   13.43      $38,416     7.642   289.45    750        82.6
721 - 740                     $121,044,021   3,053   15.01      $39,648     7.732   289.82    730        83.6
701 - 720                     $137,531,539   3,474   17.06      $39,589     7.858   290.60    710        84.9
681 - 700                     $116,534,287   2,885   14.45      $40,393     8.112   291.14    691        85.1
661 - 680                     $100,773,020   2,511   12.50      $40,133     8.216   291.27    671        84.3
641 - 660                      $36,129,949     877    4.48      $41,197     8.275   295.61    652        82.2
621 - 640                      $24,108,231     585    2.99      $41,211     8.342   295.79    632        80.8
601 - 620                       $1,009,509      27    0.13      $37,389     8.187   297.18    620        79.8
581 - 600                          $57,278       2    0.01      $28,639     9.406   291.78    590        99.7
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434  100.00      $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Property Type Group
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                           $609,000,127  15,553   75.52      $39,156     7.788   290.38    719        81.9
PUD                           $116,542,729   2,812   14.45      $41,445     7.857   290.84    722        86.0
CND                            $60,294,283   1,635    7.48      $36,877     8.103   291.90    728        87.0
2-4U                           $17,498,807     357    2.17      $49,016     8.634   291.92    713        86.2
CNDP                            $3,042,749      77    0.38      $39,516     8.322   295.49    727        86.4
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434  100.00      $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Gross Margins
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 0.000                      $127,044,168   3,053   15.75      $41,613     6.350   288.43    749        67.0
0.001 - 0.250                  $28,661,813     707    3.55      $40,540     6.521   291.46    693        64.4
0.251 - 0.500                 $117,817,742   2,789   14.61      $42,244     6.806   289.13    724        77.0
0.501 - 0.750                  $17,467,524     349    2.17      $50,050     7.049   292.15    711        78.8
0.751 - 1.000                  $33,593,903     723    4.17      $46,465     7.302   293.29    721        84.6
1.001 - 1.250                  $36,924,502     987    4.58      $37,411     7.332   290.98    696        72.5
1.251 - 1.500                  $21,414,815     564    2.66      $37,970     7.708   289.93    725        83.5
1.501 - 1.750                  $23,400,769     560    2.90      $41,787     8.011   289.89    715        83.4
1.751 - 2.000                 $107,311,558   3,082   13.31      $34,819     8.157   288.37    735        88.8



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-5

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 1
------------------------------------------------------------------------------




                                                           $806,378,695

----------------------------------------------------------------------------------------------------------------------------------
                                                           Gross Margins
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                  $56,166,455   1,464     6.97     $38,365     8.500   289.20    699        88.3
2.251 - 2.500                  $88,742,929   2,372    11.01     $37,413     8.651   292.55    733        95.7
2.501 - 2.750                  $22,380,435     534     2.78     $41,911     9.036   293.45    698        90.9
2.751 - 3.000                  $26,972,551     711     3.34     $37,936     9.169   293.11    685        89.9
3.001 - 3.250                   $8,306,427     207     1.03     $40,128     9.165   291.26    700        90.9
3.251 - 3.500                  $57,059,606   1,474     7.08     $38,711     9.661   294.05    697        97.6
3.501 - 3.750                   $7,486,210     203     0.93     $36,878     9.850   292.98    710        93.4
3.751 - 4.000                   $4,797,381     122     0.59     $39,323    10.319   294.88    697        93.3
4.001 - 4.250                   $3,926,207     103     0.49     $38,119     9.703   295.26    684        93.7
4.251 - 4.500                   $5,807,147     138     0.72     $42,081    10.768   294.66    682        94.8
4.501 - 4.750                   $4,605,856     137     0.57     $33,619     9.916   297.35    669        93.6
4.751 - 5.000                   $1,089,227      29     0.14     $37,560    10.919   294.11    667        95.2
5.001 - 5.250                   $1,577,192      35     0.20     $45,063    11.352   296.54    685        95.4
5.251 - 5.500                   $2,139,466      49     0.27     $43,663    10.544   295.75    654        93.7
5.501 - 5.750                     $751,344      21     0.09     $35,778    11.794   298.31    670        94.4
5.751 - 6.000                     $357,825       9     0.04     $39,758     8.413   295.08    666        97.5
6.001 - 6.250                     $200,440       4     0.02     $50,110    10.490   298.86    643        91.1
6.251 - 6.500                     $210,902       5     0.03     $42,180     7.083   299.01    638        94.8
6.751 - 7.000                     $105,100       2     0.01     $52,550     7.158   299.26    628        90.4
7.001 - 7.250                      $59,200       1     0.01     $59,200    13.750   295.00    661       100.0
----------------------------------------------------------------------------------------------------------------------------------
1.583                         $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         Utilization Range
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                      $354,248      93     0.04      $3,809     6.660   288.52    757        61.8
10.01 - 20.00                   $1,353,406     137     0.17      $9,879     7.101   288.46    740        64.9
20.01 - 30.00                   $3,730,257     213     0.46     $17,513     7.013   289.39    742        66.6
30.01 - 40.00                   $6,330,634     279     0.79     $22,690     6.998   288.81    739        70.0
40.01 - 50.00                  $13,080,554     463     1.62     $28,252     6.942   289.59    738        70.6
50.01 - 60.00                  $17,456,340     548     2.16     $31,855     7.016   288.81    740        69.6
60.01 - 70.00                  $26,866,771     766     3.33     $35,074     7.100   288.82    733        72.8
70.01 - 80.00                  $42,659,800   1,113     5.29     $38,329     7.186   288.18    730        73.7
80.01 - 90.00                  $64,628,434   1,690     8.01     $38,242     7.394   287.39    727        76.7
90.01 - 100.00                $629,918,251  15,132    78.12     $41,628     8.021   291.29    717        85.6
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         Lifetime Rate Cap
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
6.000                              $18,718       1     0.00     $18,718     6.000   273.00    662        89.1
8.750                              $22,597       1     0.00     $22,597     6.875   260.00    748        79.9
10.750                             $29,993       1     0.00     $29,993     6.750   252.00    699        67.7
11.000                             $29,720       1     0.00     $29,720     8.000   250.00    703        79.5
12.000                             $36,918       1     0.00     $36,918     7.375   353.00    702        89.6



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-6

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 1
------------------------------------------------------------------------------




                                                           $806,378,695

----------------------------------------------------------------------------------------------------------------------------------
                                                         Lifetime Rate Cap
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
16.000                         $22,233,678     559     2.76     $39,774     7.853   293.79    717        85.1
17.000                         $45,815,729   1,144     5.68     $40,049     7.837   292.09    716        83.2
18.000                        $738,030,346  18,724    91.52     $39,416     7.842   290.46    720        82.9
24.000                            $160,995       2     0.02     $80,498     6.500   163.21    764        60.4
----------------------------------------------------------------------------------------------------------------------------------
17.888                        $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         Draw Limit Range
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00                $616,445      73     0.08      $8,444     9.400   293.86    715        84.2
$10,000.01 - $20,000.00         $7,618,872     556     0.94     $13,703     7.972   289.40    723        74.4
$20,000.01 - $30,000.00       $141,749,267   5,654    17.58     $25,071     8.208   289.81    717        86.5
$30,000.01 - $40,000.00       $168,385,976   5,177    20.88     $32,526     8.087   289.93    720        85.5
$40,000.01 - $50,000.00       $133,390,786   3,316    16.54     $40,226     7.610   290.03    721        79.9
$50,000.01 - $60,000.00        $91,441,060   1,809    11.34     $50,548     7.968   292.18    717        85.8
$60,000.01 - $70,000.00        $83,371,445   1,401    10.34     $59,509     8.063   292.41    721        88.3
$70,000.01 - $80,000.00        $51,614,760     834     6.40     $61,888     7.529   290.43    719        79.8
$80,000.01 - $90,000.00        $28,966,755     405     3.59     $71,523     7.360   291.51    719        80.6
$90,000.01 - $100,000.00       $59,061,149     826     7.32     $71,503     7.205   290.83    723        72.4
$100,000.01 - $125,000.00      $16,976,281     175     2.11     $97,007     7.263   290.71    725        76.9
$125,000.01 - $150,000.00      $17,264,113     162     2.14    $106,569     7.220   289.91    724        75.7
$150,000.01 - $175,000.00       $4,665,847      37     0.58    $126,104     6.827   290.23    739        78.4
$175,000.01 - $200,000.00       $1,255,939       9     0.16    $139,549     6.967   294.69    717        67.0
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                             Lien Type
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
Second                        $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Delinquency Status
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
Current                       $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-7

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 1
------------------------------------------------------------------------------




                                                           $806,378,695

----------------------------------------------------------------------------------------------------------------------------------
                                                         Origination Year
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF      % OF      AVERAGE     GROSS    REMG.            COMBINED
DESCRIPTION                      BALANCE    LOANS     TOTAL     BALANCE      WAC     TERM    FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
2001                            $3,506,791      93     0.43     $37,707     7.518   249.73    725        76.8
2002                           $12,923,381     338     1.60     $38,235     7.481   264.11    735        74.2
2003                           $87,008,558   2,452    10.79     $35,485     7.639   274.19    733        78.5
2004                          $278,169,726   7,264    34.50     $38,294     7.985   286.49    724        82.7
2005                          $424,770,239  10,287    52.68     $41,292     7.804   297.83    714        84.4
----------------------------------------------------------------------------------------------------------------------------------
                              $806,378,695  20,434   100.00     $39,463     7.842   290.62    720        83.0
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-8